TPC Group LLC $150 million Asset Based Sr. Secured Revolving Credit Facility $280 million Amended Sr. Secured Term Loan Facility Public Lenders’ Presentation March 2010 Exhibit 99.2

Lenders Presentation – March 2010
Forward Looking Statement &
Non-GAAP Financial Measures
This presentation may contain forward-looking statements, including, in particular, statements about the plans, strategies and prospects of TPC Group LLC (“the Company” or “TPC”). These forward-looking statements are based on the Company’s current assumptions, expectations and projections about future events.
Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, the
Company can give no assurance that these expectations will prove to be correct or that synergies or other benefits anticipated in the forward-looking statements will be achieved. Important factors, some of which may be beyond the
Company’s control, that could cause results to differ materially from management’s expectations are set forth in Amendment
No. 1 to the Company’s Registration Statement on Form 10 filed with the Securities and Exchange Commission.
Estimated projected financial information for the twelve months ended March 31, 2010 is based on the current belief of TPC based on currently available information as to the outcome and timing of future events and assumptions that TPC believes are reasonable.  The assumptions underlying the estimated projected financial information are inherently uncertain and are subject to significant business, economic, regulatory and competitive risks and uncertainties that could cause actual results to differ materially from those TPC anticipates.  If the assumptions are not realized, the actual financial results could be substantially different than that currently expected.  When reading this information, you should keep in mind the risk factors and other cautionary statements included in TPC’s filings with the SEC, including its registration statement on Form 10 filed on January 8, 2010.  TPC does not undertake any obligation to release publicly the results of any future revisions TPC may make to the projections or to update the projections to reflect events or circumstances after the date of this presentation.
Therefore, you are cautioned not to place undue reliance on this information.
This presentation may also contain non-GAAP financial measures. For a presentation of the most directly comparable GAAP measures and a reconciliation of the two as well as additional detail regarding selected items impacting comparability, please refer to Appendix.

Lenders Presentation – March 2010
Charles W. Shaver
President and Chief Executive Officer
Ruth I. Dreessen
Executive Vice President and Chief Financial Officer
Robert R. Whitlow
Vice President, Finance and Treasury

Participants

Lenders Presentation – March 2010

Agenda
Executive Summary Deutsche Bank
Investment Highlights Charles W. Shaver
President and CEO, TPC Group
Company Overview Ruth I. Dreessen
Executive Vice President and CFO, TPC Group
The Transaction Deutsche Bank
Q&A
Appendix

Lenders Presentation – March 2010
Executive Summary
TPC Group LLC ("TPC" or the "Company") is a leading North American chemicals processor and service provider, whose primary products are butadiene, butene-1, isobutylene, polyisobutylene, and fuel products
TPC is seeking to arrange a new asset based revolving credit facility up to $150 million (the "ABL Facility") and to amend to extend up to $280 million of its existing term loan B facility (the "Existing Term Loan B Facility")
After the amendment, the Existing Term Loan B Facility may be bifurcated into two tranches:
• Existing Term Loan Tranche maturing June 2013
• Extended Term Loan Tranche maturing January 2016
Additionally, the Company is seeking to amend the restricted payment in its current credit agreement to provide flexibility that would allow for the possibility of a one-
time upstream distribution to its parent company, TPC Group Inc., of approximately
$40 million received from a tax refund
For the twelve months ending 3/31/10E, TPC is expecting net revenues of $1,404 million and Adjusted Bank EBITDA
(a)
of $96 million
The transactions are expected to close in early April 2010

(a) Not indicative of actual results; for Adjusted Bank EBITDA reconciliation to Adjusted reported EBITDA and for additional disclosure, refer to slides 35-37.

Lenders Presentation – March 2010 Investment Highlights Charles W. Shaver President and CEO, TPC Group 6

Lenders Presentation – March 2010
Key Investment Highlights
» Market Leader in Consolidated Industry
• #1 position in Butadiene, Butene-1, HR-PIB, and Diisobutylene in North America
• Contractually aligned with cost-advantaged "light" ethylene producers
» Differentiated Business Model
• Service-based intermediary with strong infrastructure & logistics network
• Long-standing, service-based contracts limit exposure to commodity prices
» Strong Free Cash Flow
• Modest capital expenditures and cost efficient capital structure
• Robust cash generation throughout cycle
» Positioned for Margin Expansion and Growth
• Market dynamics allowing for increased margins
• Recent capital investment projects and contract programs now complete
» Substantial and Strategic Asset Value
• TPC assets are critical component in supply chain
• High replacement value is strong barrier to entry
» Unique Relationships with Customers and Suppliers
• Strong, long-tenured relationships with the largest incumbents in the petrochemical supply chain
» Experienced Management Team
• Significant petrochemicals experience

Lenders Presentation – March 2010
Market Leader in Consolidated
Industry
Product
North American
Market Position
Capacity
Share
Butadiene #1 33%
Butene-1 #1 40%
HR-Polyisobutylene #1 63%
Diisobutylene #1 100%
Isobutylene #2 34%
» Through its Crude C4 processing operations, TPC is the largest producer by production capacity of finished butadiene and butene-1 in North America
» TPC is one of only two North American Crude C4 processors that can separate and purify butene-1 from Crude C4
» TPC is the only merchant producer in North America of HR Polyisobutylene and
Diisobutylene

TPC Pipeline
TPC Barge
TPC Rail
TPC Assets
Storage
Storage
44% Butadiene
9% Butene-1
9% Isobutylenes
38% Raffinates

Lenders Presentation – March 2010
9 9
Positioned as a Crude C4 Processor, Logistics Provider & Marketer
» Independent merchant processor status makes TPC a critical component in the supply chain
» Provides beneficial relationship for both suppliers and customers
» Leads to long-standing, service based contracts that limit exposure to commodity prices
» Ethylene produced by cracking “heavy” (oil) or “light” (natural gas)
•
Cracking “heavy” produces significantly more C4 than cracking “light”
•
“Heavy” crackers: integrated with their own C4 processing
•
“Light” crackers: non-integrated so outsource to TPC
» Long-standing, service based contracts limit exposure to commodity prices
•
TPC receives processing fees from its suppliers
•
TPC receives service fees from its customers
Suppliers rely on TPC for taking their mixed C4s,
which they don’t purify and don’t store
A Critical
Component of
the Ethylene
Supply Chain
Important to
Suppliers and
Customers
Customers rely on TPC for securing their raw material supply, which they can’t make and can’t significantly import
Propylene
Ethylene
Mixed
C4
Propylene
Ethylene
Mixed
C4
“Heavy” “Light”
Steam Crackers
Gasoline
Lube/Fuel
Additives
Plastics
Synthetic
Rubber
Differentiated Business Model

($ in millions)
$89
$61
$97
$70
$73
$51
$96
$74
FY2007
FY2008
FY2009
LTM (3/31/10E)
Adjusted Bank EBITDA
Free cash flow

Lenders Presentation – March 2010
Strong Free Cash Flow
» Majority of TPC’s
revenues are derived
from index-based
contracts which mitigate
TPC’s exposure to
chemical market and
energy price fluctuations
Fiscal year ended June 30,
LTM ended
03/31/10E
($ in millions)
2007 2008 2009
Adjusted Bank EBITDA
(a)
$88.8 $97.3 $72.6 $96.3
Maintenance CapEx (16.4) (15.6) (9.8) (10.5)
Interest expense
(c)
(11.5) (11.5) (11.5) (11.5)
Free Cash Flow
(d)
$60.9 $70.2 $51.3 $74.3
(a) Not indicative of actual results; for Adjusted Bank EBITDA reconciliation to Adjusted reported EBITDA and for additional disclosure, refer to slides 35-37.
(b) Includes $3.4 million recovery from prior period.
(c) Estimated based on interest expense as of closing. Excludes interest from swap.
(d) For Free Cash Flow reconciliation to Operating Cash Flow , please refer to slide 39.

(b)

Lenders Presentation – March 2010
» Beneficiary of cyclical recovery in key markets: multiple company specific upsides
• Beneficiary of macro tailwinds – upswing in Butadiene, Butene-1 and Crude C4 prices
» Service based fee contracts
• Allow TPC to charge a fee for the value associated with globally aggregating Crude C4 supplies
• Provide customers with guaranteed ratable off-take on an annual basis
» Differentiated technology enables TPC to capitalize on niche market opportunities
• Company holds several patents related to the production of HR-PIB
» Economies of scale: provides attractive incentive for them to ‘outsource’ to TPC
Positioned for Margin Expansion
and Growth
» Significant investments for growth &
operational efficiency
» Nonene & Tetramer - EBITDA growth
» PIB – II - EBITDA growth
» New energy production equipment at all
three sites
» Focus on maintenance and reliability
Recent investments and its impact
Project Cost Focus
Port Neches Acquisition $262 MM Growth
Nonene & Tetramer $  70 MM Growth
PIB - II $  70 MM Growth
Houston Boilers $  40 MM Energy, reliability
Energy Projects $  15 MM Energy
Isobutylene $  11 MM RM, EH&S
Other $  44 MM Maintenance CapEx
Total $512 MM

TPC Group & Industry Pipelines
Waller
Humble
Atascocita
Dayton
Liberty
Devers
Nome
China
Aldine
Crosby
Barrett
Village
Brookshire
Katy
Houston
Cinco Ranch
Mission Bend
Bellaire
Pasadena
La Porte
Baytown
Anahuac
Winnie
Stowell
Port Arthur
Sabine Lake
Bridge City
Cameron
Calcasieu Lake
Atlantic Ocean
Sabine Pass
Pecan Grove
Sugar Land
Missouri City
Rosenberg
Pearland
Friendswood
Seabrook
League City
Bacliff
San Leon
Alvin
Texas City
Trinity Bay
Anahuac National Wildlife Refuge
High Island
East Bay
Bolivar Peninsula

Lenders Presentation – March 2010
rd
Substantial and Strategic Asset
Value
Source:  2006 & 2007 Arthur Lloyd Studies
Baytown Operations Port Neches Operations Houston Operations
Corporate Offices
Lake Charles
Terminal
2.4 B lbs/yr Raw C4 Mix Processing
240 M lbs/yr PIB
85 M lbs/yr Nonene
50 M lbs/yr Tetramer
1.8 B lbs/yr Raw C4 Mix Processing
257 acres 165 acres 154 acres
Extensive pipeline network
Substantial on and off site storage facilities
Steam & electrical  co-generation (35 MW)
Exclusive docks on ship channel
Large rail rack & railcar storage yard
NA’s largest stand-alone Nonene plant
Extensive rail rack & railcar storage yard
Pipeline access to customer
3 party terminaling
Extensive pipeline network
Substantial storage facilities
World class dock facilities
Extensive rail rack & railcar storage yard

Unique, Long-standing Relationships
with Customers and Suppliers
» Customers and suppliers put their trust in TPC
» Customers rely on TPC for securing raw materials, which they cannot make or significantly import
» Suppliers rely on TPC for taking their Crude C4s, which they cannot purify and cannot store
• Outsourcing this operation to TPC allows the suppliers to avoid the significant upfront capital cost
» Large chemical producing and refining customer base, large established supplier and customer base
» Long term relationships
Customers
Feedstock Suppliers
• Unprecedented processing reliability record
• Major Crude C4 processor for thirteen
ethylene plants
• Highest Crude C4 processing capacity in
North America
• Five separate processing units at two
independent sites
• Processing relationships with ten Crude C4
suppliers that exceed fifteen years
• Crude C4 processor for every non-
integrated North American ethylene
producer

Lenders Presentation – March 2010

Lenders Presentation – March 2010
Experienced Management Team
» Chief Executive Officer and President and board director of
TPC Group Inc. (TPC) since 2004
» Joined TPC Group from Gentek, where he was a Vice
President and General Manager
» Serves on the board of directors of the National
Petrochemicals & Refiners Association (NPRA) and the
American Chemistry Council (ACC)
Charles W. Shaver
» Executive Vice President and Chief Financial Officer since
2005
» Joined TPC Group in 2005 from Westlake Chemical
Corporation, where she was Chief Financial Officer and
Senior Vice President
» Held numerous senior positions with JP Morgan Chase &
Co.
Ruth I. Dreessen
Other Senior Management
Name Position Industry Experience
Russell T. Crockett Senior Vice President, Commercial 25
Luis E. Batiz Senior Vice President of Operations 33
Christopher A. Artzer Vice President, General Counsel & Secretary 12
Paula S. Sharp Vice President of Human Resources 32
Roger Wollenberg Vice President and Corporate Controller 30
Robert R. Whitlow Vice President, Finance and Treasury 35
Micheal Bloesch VP of Strategic Planning & Isobutylene/Propylene Derivatives Business 19
Glenn E. Bohny Vice President, Commercial 24

Lenders Presentation – March 2010 Company Overview Ruth I. Dreessen Executive Vice President and CFO, TPC Group 15

Lenders Presentation – March 2010
TPC Snapshot
Performance Products Crude C4 Processing
(b)
FY 2008 FY 2009
788 602
21% 21%
466 315
23% 23%
43 28
33% 43%
$0.05 $0.05
Total volume
Volume % total
Revenue ($ mm)
% total
Op. margin (c) ($ mm)
% total
Op. margin/lb
FY 2008 FY 2009
3,004 2,295
79% 79%
1,550 1,062
77% 77%
89 37
67% 57%
$0.03 $0.02
Butadiene Butene-1
Raffinates
& MTBE
Isobutylene
Products
Polyisobutylene
(PIB)
Propylene
Derivatives
(a) Not indicative of actual results; for Adjusted Bank EBITDA reconciliation to Adjusted reported EBITDA and for additional disclosure, refer to slides 35-37.
(b) Includes Utilities, MTBE by-product, MTBE – Non Core.
(c) Operating margin represents Adjusted reported EBITDA before corporate SG&A allocations.
FY 2008 FY 2009 LTM 3/31/10E
Total revenue $2,016 $1,377                 $1,404
Adjusted Bank EBITDA
(a)
$97 $73                      $96

($ in millions)

Lenders Presentation – March 2010
Products Overview
Performance Products Crude C4 Processing
Synthetic
Rubber
Elastomers
Nylon
Polyethylene
Fuel
Additives

Butene-1 Butadiene
Plasticizers
Lube Additives
Surfactants
Antioxidants
Nonene
Tetramer
Propylene
Derivatives
Isobutylene
Products
Isobutylene
Diisobutylene
Phenolic
Resins
Surfactants
Fuel & Lube
Additives
Polyisobutylene
“PIB”
HR-PIB
Conventional
PIB
Gasoline &
Lube
Additives
Gasoline
Blendstocks
Butylenes
Butane
Raffinates
& MTBE

Plastics 15%
Fuels 36%
Synthetic Rubber 31%
Other 10%
Lube & Fuel Additives 8%

BD

8%
20%
72%

B-1

3%
23%
74%

PIB

60%
40%

12%
25%
25%
38%

11%
Other 48%
41%

Lenders Presentation – March 2010
End Markets
Performance Products by Volume
Plasticizers
Fuels
Raff & MTBE
Prop. Deriv.
Other
Lube & Fuel
Additives
Fuels
Isobutylenes
Lube
& Fuel
Additives
Total Processing by Volume
Synthetic
Rubber
Nylon
Other
Crude C4 Processing by Volume

Source:   Company data
Rubber
Lube & Fuel
Additives
Chemicals
Other
Polyethylene
Fuels
100%

TPC Group

Crude C4 Production
Derivative Production
Primary End Use Applications
Houston and Port Neches
Houston
Baytown
Naphtha
Natural Gas Liquids
Ethylene Cracker
Ethylene
Crude C4
Extraction
Butadiene
Butene - 1
Raffinates
Isobutylenes
Synthetic Rubber
Plastics
Gasoline Components
Isobutylenes
Derivative Production
Polyisobutylene
Diisobutylene
High Purity Isobutylene
Fuel/Lube Additives
Detergents
Propylene
Polymerization Unit
Nonene
Tetramer
Detergents
Lube Oil Additives

Crude C4 processing

- Reliability, infrastructure, and logistics are key value drivers
- Emphasis on service based manufacturing
- Implement cost reduction / efficiency projects

Performance Products

- Drive propylene derivatives capacity utilization
- Increased margins for Isobutylenes
- Focus on higher margin and higher growth differentiated products (PIB and HR-PIB)

Lenders Presentation – March 2010 Manufacturing Overview Source: Company data 19

TPC
28%
Oronite
18%
Infinium
9%
Lubrizol
20%
Ineos
25%
48%
52%
HR PIB
Merchant
Capacity
Highly Reactive PIB
Conventional PIB

Lenders Presentation – March 2010
Gaining Share via Proprietary Technology
PIB polymers are a meaningful part of TPC
TPC’s patented, Highly Reactive grade, “HR-PIB”, provides important processing & performance benefits
HR-PIB demand growing faster than conventional PIB
TPC is North America’s sole merchant producer of HR-PIB
HR-PIB has driven TPC’s dramatic PIB share gain: 0% to 50% in 10 yrs
2009 PIB Capacity – North America 2009 PIB Merchant Capacity – North America
Source: Company data
(1)Production may vary depending on product mix
Total Capacity = 940mm lbs/year
(1)
Merchant
Capacity
Merchant Capacity = 495mm lbs/year
TPC Ineos

TPC
100%

Lenders Presentation – March 2010
Unprecedented reduction in demand & pricing
• Oil from $125/Bbl to $35/Bbl, now back to $80/Bbl
• 50% reduction in volume
Recovery in demand & pricing
• Incremental month over month improvement through calendar year 2009
Cost control through all aspects of business
• Crude C4 capacity rationalization
• Personnel reduction (15%)
• Reduced capital spending to minimal levels, but critical programs funded
Remained cash flow positive through cycle
• Business model execution
• Management initiatives
Started up a new polyisobutylene (PIB) unit
• Normal start-up adjustments
• On track for ramp up
Hurricane Ike business interruption insurance recovery complete
• Settled claim at $47.0 million
• Deductible of $19.5 million  / cash of $27.5 million
• $27.1 million cash received (net of fees)
Where TPC has been –
highlights of last 15 months

Lenders Presentation – March 2010
Product margins improving
• Stable hydrocarbon pricing with forward curves sloping upward
• Customer demand remaining strong
Suppliers & customers recovering
• North American demand stable
• Global markets improving
Well positioned to capitalize on economic recovery
• Rationalized Crude C4 capacity
• Performance Products demand
SEC Registration Statement effective January, 2010
Where TPC is today

Lenders Presentation – March 2010
Where TPC will go  –
focus for next 12 months
Execute growth of Performance Products
• Margin recovery
• Polyisobutylene ramp up
• Nonene / tetramer growth
Pursue growth initiatives to increase profitability
• Trend toward service based fees
• EBITDA margin increase
Continue to improve on Operating Excellence
• Environmental, Health, Safety & Security performance
• Cost management and liquidity
• Tight scrutiny of capital expenditures
Maintain sustainable and steady cash flows
Maintain position as market leader

$1,781
$2,016
$1,377
$1,404
FY2007
FY2008
FY2009
LTM
(3/31/2010E)

$89
$97
$73
$96
5.0%
4.8%
5.3%
6.9%
FY2007
FY2008
FY2009
LTM
(3/31/2010E)

Lenders Presentation – March 2010
Selected Financial Data – Historical
Revenues
Adjusted Bank EBITDA
(a)
($ in millions)
($ in millions)

(a) Not indicative of actual results; for Adjusted Bank EBITDA reconciliation to Adjusted reported EBITDA and for additional disclosure, refer to slides 35-37.
Source:  Company filings and Company data

Lenders Presentation – March 2010 The Transaction Deutsche Bank 25

Lenders Presentation – March 2010
Sources and Uses / Capitalization
($ in millions)
Sources of Funds
ABL Facility
(a)
$11.5
Existing Term Loan Tranche
(b)
92.4
Extended Term Loan Tranche
(b)
175.0
Cash from Balance Sheet 40.0
Total $318.9
Uses of Funds
Term Loan B Facility $267.4
Repay Existing Revolver Draw 5.8
Upstream distribution to Parent 40.0
Fees and Expenses 5.7
Total $318.9
(a) $150 million commitment.
(b) Assumes 63% extension.
(c) Based on LTM 3/31/10E Adjusted Bank EBITDA of $96 million, which is not indicative of actual results. For Adjusted Bank EBITDA reconciliation to Adjusted reported EBITDA and additional disclosure, refer to slides 35-37.
(d) For Adjusted Bank EBITDA reconciliation to Adjusted reported EBITDA and for additional disclosure, refer to slide 35.
(e) Market cap of $148 million as of March 16, 2010.
3/31/10E
Mult. of
LTM Adj. Bank EBITDA (c)
% of Total
Capitalization
Cash $1.0
ABL Facility
(a)
$11.5 0.1x 2.1%
Existing Tranche
(b)
92.4 1.0x 17.2%
Extended Tranche
(b)
175.0 1.8x 32.5%
Total Bank Debt $278.9 2.9x 51.9%
Insurance Debt 3.4 0.0x 0.6%
Total Debt $282.3  2.9x 52.5%
Book Equity
(d)
255.5  2.7x 47.5%
Total Capitalization $537.8 5.6x 100.0%

Lenders Presentation – March 2010
Estimated Core Credit Statistics
Credit Statistics LTM 3/31/10E
Total Debt
$282.3
Adjusted Bank EBITDA
$96.3
Capital Expenditures
(a)
$10.5
Interest Expense
(b)
$11.5
Total debt / LTM Adjusted Bank EBITDA
(c)
2.9x
LTM Adjusted Bank EBITDA
(c)
/ Interest Expense 8.4x
(LTM Adjusted Bank EBITDA
(c)
– CapEx) / Interest Expense 7.5x
($ in millions)
(a) Includes $3.4 million recovery from prior period.
(b) Estimated based on interest expense as of closing. Excludes interest from swap.
(c) Not indicative of actual results; for Adjusted Bank EBITDA reconciliation to Adjusted reported EBITDA and for additional disclosure, refer to slides 35-37.

Summary of Terms – ABL Revolver

Lenders Presentation – March 2010
Facility:
Security:
Maturity:
Accordion:
LC sublimit:
LIBOR spread:
Unused commitment
fee:
Cash dominion
liquidity event:
Fixed charge
coverage ratio:
Borrowing base
reporting:
Appraisal and field
exam frequency:
Other covenants:
Up to $150.0 million senior secured asset based revolver
First priority security interest in accounts, inventory, payments and receivables in respect thereof, general intangibles related thereto and the proceeds thereof
Second lien on assets of the Term Loan B Facility
Four years
(a)
$25.0 million
$30.0 million
L+300-375 bps, performance based grid
(b)
Grid (usage), 50 to 75 bps
Anytime on event of default, or (i) for three consecutive business days, Availability is less than the greater of (a) 20% of the Total Commitments and (b) $20.0 million or (ii) at any time, Availability is less than the greater of (x) 15% of the Total Commitments and (y) $15.0 million.
Springing Fixed Charge Coverage Ratio of 1.10:1 anytime Availability is less than the greater of
(i) 15% of the Total Commitments and (ii) $15.0 million
Monthly borrowing base certificates, springing to weekly any time Availability is less than the greater of (i) 33% of the Total Commitments and (ii) $50 million
One appraisal per annum and one field exam per annum springing to more frequent based on
Availability
Other covenants normal and customary for deals of this type including: (i) limitations on liens, (ii)
indebtedness, and (iii) restricted payments and investments; all subject to baskets to be agreed and Restricted Payments, acquisitions and other investments subject to Payment Conditions based on Availability and post-transaction compliance with the Consolidated Fixed Charge
Coverage Ratio (“CFCCR”)
(a)  The Facility will mature the earlier of (i) 4 years from closing, or (ii) if more than $25 million of the term loan due June 27, 2013 is outstanding on the 90th day prior to such date, then 90 days prior to June 27, 2013
(b)  L+350 for the first two quarters following closing.

Lenders Presentation – March 2010
Summary of Terms – Term Loan B
Term loan B – indicative terms
Borrower: TPC Group LLC (the “Borrower”)
Extension quantum: $175 million
Extended maturity: January 2, 2016 – 2.5 year extension
Extended tranche
pricing: Coupon: L+350 (100 bps increase)
LIBOR floor: 1.50%
Non-extended tranche
pricing: Coupon: L+ 300 (50 bps increase)
LIBOR floor: None
Amortization: 1% per annum
Ranking, security
and guarantees:
Same as existing TLB
Application of
prepayments:
TPC can direct optional prepayments and mandatory prepayments with proceeds of debt toward either (i) the non-extending loans or (ii) to all term loan Lenders (extending and non-extending) on a pro rata basis, but not just to extending Lenders
–
mandatory prepayments (except due to debt issuances) would be pro rata
Vote required: 50.1% of Lenders plus the consent of each extending Lender
Work fee to Lenders: 10 bps paid to all consenting Lenders whether or not electing to extend

Lenders Presentation – March 2010
Summary of Terms –
Term Loan B (cont.)
Term loan B - proposed covenant amendments
Provision
Restricted Payments
and Investments:
Permit one-time $40mm distribution to shareholders from cash on hand
Builder: 50% of Excess Cash Flow (“ECF”) which can be accessed if leverage-post transaction below 3.0x or senior secured leverage-post transaction is below 2.0x
Ability to Incur Senior
Secured Debt:
Permitted for refinancing existing senior secured debt
Ability to Incur Senior
Unsecured Debt
Provided that if senior secured leverage-post transaction is less than 2.0x and total leverage less than 4.25x leverage, will not require proceeds to be swept for debt repayment; proceeds could be then used as Restricted Payments, loans, investments, or acquisitions

Lenders Presentation – March 2010
Transaction timeline

Denotes holiday
Key dates
March
S M T W T F S
1 2 3 4 5 6
7 8 9 10 11 12 13
14 15 16 17 18 19 20
21 22 23 24 25 26 27
28 29 30 31
April
S M T W T F S
1 2 3
4 5 6 7 8 9 10
11 12 13 14 15 16 17
18 19 20 21 22 23 24
25 26 27 28 29 30
Description of key dates
Date Term Loan ABL
3/18
»
Launch transaction
»
Launch transaction
3/25
»
Lenders’ meeting
»
Lenders’ meeting
3/30
»
Commitments due
4/6
»
Commitments due
4/13
»
Close and fund
»
Close and fund

Lenders Presentation – March 2010 Q&A 32

Lenders Presentation – March 2010 Appendix 33

Lenders Presentation – March 2010
Corporate Structure
TPC Group Inc.
Delaware Corporation
Texas Butylene
Chemical Corp.
Texas Corporation
TPC Group LLC
Texas Limited Liability Company
TP Capital Corp.
Delaware Corporation
Texas Olefins Domestic
/ International Sales
Corporation
(Inactive)
Port Neches Fuels LLC
Texas Limited Liability Company
Texas Petrochemicals
B.V.
Netherlands B.V.
100%
100%
$150 million ABL Facility
$280 million Term Loan B
Facility

Lenders Presentation – March 2010

Adjusted Bank EBITDA reconciliation
Source:  Company data
($ in millions)
Fiscal year ended June 30,
Projected LTM
ended
March 31, 2010
(1)
2007 2008 2009
Net revenues $1,781.5 $2,016.2 $1,376.9 $1,404.3
% growth - 13.2% (31.7%) -
Gross profit $241.4 $264.0 $182.7 $235.8
% margin 13.6% 13.1% 13.3% 16.8%
Adjusted Reported EBITDA (non-GAAP) $86.1 $103.5 $40.3 $99.5
% margin 4.8% 5.1% 2.9% 7.1%
Additional adjustments:
Non-Core MTBE
(2)
$2.7 ($6.2) - -
BI Insurance / Hurricane, net
(3)
- - 37.0 (26.1)
Freight payment recovery
(4)
- - (4.7) -
Turnaround adjustments
(5)
- - - 4.5
Hypothetical net service based fees
(6)
- - - 18.4
Total adjustments $2.7 ($6.2) $32.3 ($3.2)
Adjusted Bank EBITDA (non-GAAP) $88.8 $97.3 $72.6 $96.3
% margin 5.0% 4.8% 5.3% 6.9%
Please refer to slides immediately following for discussion of notes (1) to (6) contained in this reconciliation.

Lenders Presentation – March 2010
Notes to Adjusted Bank EBITDA reconciliation

Adjusted Bank EBITDA is included in this presentation to provide lenders with a view of the Company’s financial performance as adjusted to exclude certain items that might affect the comparability of results, and to hypothetically reflect recent financial improvements in results for prior periods.  Adjusted Bank EBITDA is not reflective of actual results, and therefore should not be unduly relied upon.  Adjusted Bank EBITDA is not a measure computed in accordance with GAAP. Accordingly it does not represent cash flow from operations, nor is it intended to be presented herein as a substitute to operating income or net income as indicators of our operating performance.  The reconciliation provided above is to Adjusted EBITDA, another non-
GAAP measure.  Adjusted EBITDA is reconciled to net income, the most directly comparable GAAP financial measure, on slide
38. Adjusted Bank EBITDA is not calculated in accordance with the definition of "Consolidated EBITDA" in the credit facilities.
1.Estimated projected financial information for the twelve months ended March 31, 2010 is based on the current belief of TPC based on currently available information as to the outcome and timing of future events and assumptions that TPC believes are reasonable.  The assumptions underlying the estimated projected financial information are inherently uncertain and are subject to significant business, economic, regulatory and competitive risks and uncertainties that could cause actual results to differ materially from those TPC anticipates.  If the assumptions are not realized, the actual financial results could be substantially different than that currently expected.  When reading this information, you should keep in mind the risk factors and other cautionary statements included in TPC’s filings with the SEC, including its registration statement on Form 10 filed on January 8, 2010.  TPC does not undertake any obligation to release publicly the results of any future revisions TPC may make to the projections or to update the projections to reflect events or circumstances after the date of this presentation.
Therefore, you are cautioned not to place undue reliance on this information.
2.Adjustment reflects that TPC has managed its MTBE business as a non-core business since fiscal 2005. With the completion of the isobutylene processing unit in the first quarter of fiscal 2008, TPC idled its Houston dehydrogenation units and stopped production of MTBE from those units. Subsequent to the dehydrogenation units being idled, MTBE has been produced only from TPC’s C4 processing activities at significantly reduced volumes, and is used either as a feedstock to the Performance
Products segment or sold opportunistically into overseas markets. From third quarter of fiscal 2008 forward, MTBE revenues and operating results are included in the C4 Processing segment category for reporting purposes.

Lenders Presentation – March 2010
Notes to Adjusted Bank EBITDA reconciliation (cont.)
3. Based on total net business insurance claim of $47.0 million, comprised of (a) $19.5 million deductible, (b) $10.0 million cash recovery received in June 2009 and (c) $17.5 million cash recovery received in December 2010.  Adjustment of $37.0 million in FY2009 period reflects total net business insurance claim of $47.0 million less $10.0 million cash recovery received in June 2009.  Negative adjustment of $26.1 million in LTM period ending 3/31/10 reflects $10.0 million cash recovery received in June 2009 plus $17.1 cash recovery (net of fees) received in December 2010 less $1.0 million of hurricane-related repairs completed during the period.  This adjustment has been made to enhance the comparability of operating results by excluding items that are nonrecurring or for which the timing and/or amount cannot reasonably be estimated.
4. Adjustment reflects recovery of $4.7 million from restitution of freight payments. This adjustment has been made to enhance the comparability of operating results by excluding items that are nonrecurring or for which the timing and/or amount cannot reasonably be estimated.
5. Adjustment adds back $4.3 million of Adjusted EBITDA estimated to have resulted from reduced contracted sales volumes due to a turnaround at our Houston facility in February 2010, plus additional estimated losses of $0.2 million as a result of tolling fees for processing of feedstock due to the turnaround.  This adjustment has been made to illustrate what TPC’s operating performance might have been had the turnaround not been undertaken; note, however, that turnarounds typically occur every three to four years at TPC’s facilities, and their exclusion from this calculation is not intended to suggest that they will not occur again in future periods.
6. In January and February 2010, TPC’s average monthly net service-based fees increased relative to prior months.  This adjustment applies the higher average fees from January and February 2010 to prior months in the LTM period, in order to hypothetically illustrate what TPC’s performance would have been had these higher average fees actually been achieved throughout the period. The adjustment is calculated as (a) $31.1 million, reflecting the actual January and
February average multiplied by nine (for the nine months from and including April 2009 to December 2009), less (b) $12.7 million, the actual amount of service-based fees for the April - December 2009 period (which was already included in estimated Adjusted EBITDA). This adjustment has been made to illustrate the effect of TPC’s recently improved service-
based fees on Adjusted EBITDA in prior periods, but it is not intended to suggest that these fees were achieved or could have been achieved in prior periods, or will continue to be achieved in future periods.  The adjustment is for illustrative purposes only and is not reflective of actual results; accordingly, you are cautioned not to place undue reliance upon it.

Lenders Presentation – March 2010
Adjusted Bank EBITDA to Net
Income reconciliation
(a) For additional Adjusted Bank EBITDA disclosure, refer to slide 35.
Source:  Company data

Please refer to slides 36 and 37 for discussion of notes (1) to (6) contained in this reconciliation.
($ in millions)
Fiscal year ended June 30,
LTM ended
March 31, 2010E
(1)
2007 2008 2009
Adjusted Bank EBITDA
(a)
$88.8 $97.3 $72.6 $96.3
Reconciliation to Adjusted EBITDA as reported
Non-Core MTBE
(2)
($2.7) $6.2 - -
BI Insurance / Hurricane, net
(3)
- - (37.0) 26.1
Freight payment recovery
(4)
- - 4.7 -
Turnaround adjustments
(5)
- - - (4.5)
Hypothetical net service based fees
(6)
- - - (18.4)
Adjusted Reported EBITDA $86.1 $103.5 $40.3 $99.5
Reconciliation to Net Income (Loss)
Income taxes ($13.7) ($14.6) $11.7 ($14.5)
Interest expense, net (17.0) (18.9) (16.8) (14.5)
Depreciation and amortization (29.1) (35.9) (41.9) (40.5)
Loss on sale of assets - (1.1) - -
Asset impairment - - (6.0) (6.0)
Non-cash stock-based compensation (5.3) (6.5) (6.3) (2.5)
Unrealized gain (loss) on derivatives 0.1 0.1 (3.7) 1.6
Net Income (Loss) $21.2 $26.6 ($22.8) $23.2

Lenders Presentation – March 2010
Free Cash Flow to Operating
Cash Flow reconciliation
($ in millions) Fiscal year ended June 30, LTM ended
March 31, 2010E
(1)
2007 2008 2009
Free cash flow $60.9 $70.2 $51.3 $74.3
Reconciliation to Adjusted Bank EBITDA
Maintenance capex 16.4 15.6 9.8 10.5
Interest expense 11.5 11.5 11.5 11.5
Adjusted Bank EBITDA $88.8 $97.3 $72.6 $96.3
Reconciliation to Adjusted reported EBITDA
Non-Core MTBE
(2)
($2.7) $6.2 - -
BI Insurance / Hurricane, net
(3)
- - (37.0) 26.1
Freight payment recovery
(4)
- - 4.7 -
Turnaround adjustments
(5)
- - - (4.5)
Hypothetical net service based fees
(6)
- - - (18.4)
Adjusted Reported EBITDA $86.1 $103.5 $40.3 $99.5
Reconciliation to Net Income (Loss)
Income taxes ($13.7) ($14.6) $11.7 ($14.5)
Interest expense, net (17.0) (18.9) (16.8) (14.5)
Depreciation and amortization (29.1) (35.9) (41.9) (40.5)
Loss on sale of assets - (1.1) - -
Asset impairment - - (6.0) (6.0)
Non-cash stock-based compensation (5.3) (6.5) (6.3) (2.5)
Unrealized gain (loss) on derivatives 0.1 0.1 (3.7) 1.6
Net Income (Loss) $21.2 $26.6 ($22.8) $23.2
Reconciliation to Cash flows from operating activities
Distribution received from joint venture $0.8 $1.0 $0.9 $1.5
Adjustments to reconcile net income (loss) to cash flows provided by operating activities
Depreciation and amortization $29.1 $35.9 $41.9 $40.5
Amortization of debt issue costs 1.1 1.1 1.4 1.5
Pension Expense 0.5 1.2 0.2 (0.7)
Gain on sale of assets - 1.1 - -
Deferred income taxes 9.0 11.3 (5.0) 14.5
Stock compensation expense 5.3 6.5 6.3 2.5
Impairment of long-term asset - 0.0 6.0 6.0
Non-cash inducement for conversion of debt (0.8) (1.2) - -
Other, net - 0.0 3.0 0.2
Earnings from joint venture (0.7) (0.8) (1.3) (1.5)
Changes in assets and liabilities:
Accounts receivable 15.1 (38.8) 101.9 (73.4)
Inventories (12.8) (18.5) 65.6 (44.4)
Other assets 7.6 (10.1) (2.9) 40.8
Accounts payable and accrued liabilities 18.1 42.5 (145.2) 57.1
Net cash provided by operating activities $93.6 $57.8 $50.1 $67.7

Please refer to slides 36 and 37 for discussion of notes (1) to (6) contained in this reconciliation.